TRANSAMERICA PARTNERS FUNDS GROUP

TRANSAMERICA PARTNERS FUNDS GROUP II

Supplement to the Currently Effective Statement of Additional Information

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Transamerica Partners Balanced

Transamerica Partners Institutional Balanced

The following replaces the information in the Statement of Additional Information in “Appendix B - Portfolio Managers” under “Aegon USA Investment Management, LLC”:

Transamerica Partners Balanced Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brian W. Westhoff, CFA	7	$6.85 billion	3	$ 526 million	22	$ 4.3 billion
Doug Weih, CFA	6	$3.28 billion	2	$ 153 million	20	$42.45 billion
Bradley D. Doyle, CFA	8	$5.97 billion	1	$0.06 million	10	$14.29 billion
Tyler A. Knight, CFA	7	$6.85 billion	1	$ 153 million	13	$15.04 billion
Sivakumar N. Rajan, CFA *	3	$4.26 billion	0	$0	11	$ 2.0 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan, CFA *	0	$0	0	$0	0	$0

*	As of 6/30/17.

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Investors Should Retain this Supplement for Future Reference

August 24, 2017